UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2026

AGASSI SPORTS ENTERTAINMENT CORP.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-24970	88-0203976
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1120 N. Town Center Dr #160 Las Vegas, NV	89144
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 400-4005

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On August 7, 2026, Agassi Sports Entertainment Corp. (the “Company”) finalized a letter to its record shareholders, which will be mailed throughout next week (the “Shareholder Letter”).

The Shareholder Letter is being sent to shareholders pursuant to Nevada Revised Statutes (NRS) Section 78.0296, which (i) allows a Nevada corporation to ratify and validate any corporate act not in compliance, or purportedly not in compliance, with Title 7 of the NRS or the corporation’s articles of incorporation or bylaws, and (ii) requires notice of any such ratification or validation to be given no later than 10 days after the approval of such ratification or validation to each stockholder of record at the time of such ratification or validation, whether or not action by the stockholders is required for such ratification or validation.

As described in greater detail in the Shareholder Letter attached hereto as Exhibit 99.1, the Company issued certain shares of common stock in 2002, 2006, 2008, 2010, 2013, 2016 and 2017 (collectively, the “Subject Issuances”), and entered into a warrant agreement with a service provider in 2025 (the “Warrant”); and appointed certain prior members to the Board of Directors (all of whom have since resigned or passed away) in 2009, 2012, and 2013, each to fill a vacancy or vacancies on the Board pursuant to NRS 78.335 (the “Director Actions”), which were, at the time taken, within the Board’s own authority under the NRS and did not require the approval of the Company’s stockholders.

The Company determined that the Subject Issuances, the grant of the Warrant, and the Director Actions may not have been properly authorized or documented due to the Company’s current inability to locate formal written consents or minutes reflecting such actions (collectively, the “Defective Corporate Acts”).

Consequently, solely out of an abundance of caution, and without admitting that any such actions or approvals were defective, void, or voidable, on August 7, 2026, the Board of the Company adopted resolutions ratifying the Defective Corporate Acts pursuant to NRS 78.0296 and the Shareholder Letter is to notify such record shareholders of such ratification, in accordance with NRS 78.0296.

The Shareholder Letter is furnished herewith as Exhibit 99.1, and incorporated by reference herein in its entirety.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description
99.1*	Letter to Shareholders dated August 7, 2026, pursuant to Nevada Revised Statutes Section 78.0296
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Agassi Sports Entertainment Corp.

	By:	/s/ Ronald S. Boreta
Date: August 7, 2026	Name:	Ronald S. Boreta
	Title:	Chief Executive Officer